POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ARCHER INVESTMENT SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints TORY C. PATTON and C. RICHARD ROPKA, its attorneys  for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President the 22nd day of March, 2010.

ATTEST:

ARCHER INVESTMENT SERIES TRUST

/s/ Sara B. Mahon

By: /s/ Troy C. Patton

      Troy C. Patton, President

STATE OF INDIANA

)

) ss:

COUNTY OF MARION

)

Before me, a Notary Public, in and for said county and state, personally appeared Troy C. Patton, President, who represented that he is duly authorized in the premises, and who are known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 22nd day of March 2010.

                                       /s/ Bonnie J. Altemu

                                        Notary Public

My commission expires: December 12, 2013

CERTIFICATE

The undersigned, Secretary of ARCHER INVESTMENT SERIES TRUST, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held January 28, 2010, and is in full force and effect:

                  WHEREAS, ARCHER INVESTMENT SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Troy C. Patton and C. Richard Ropka, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorney full power and authority, (i) to execute in their name, place and stead, unless otherwise designated as Trustee or officer of the Trust, the Registration Statement and any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the SEC, and (ii) to do and perform in the name and on behalf of such Trustees or officers of the Trust every act whatsoever requisite or desirable to be done in the premises, in any and all capacities with respect to the Trust, as fully and to all intents and purposes as such Trustees and officers of the Trust might or could do, said acts of said attorneys-in-fact, being hereby ratified and approved.

Dated: January 28, 2010

/s/ C. Richard Ropka

C. Richard Ropka, Secretary

ARCHER INVESTMENT SERIES TRUST

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ARCHER INVESTMENT SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Troy C. Patton and C. Richard Ropka, as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President the 22nd day of March, 2010.

/s/ David Miller

David Miller, Trustee

STATE OF MISSOURI

)

) ss:

COUNTY OF CLAY

)

Before me, a Notary Public, in and for said county and state, personally appeared David Miller, Trustee, who represented that he is duly authorized in the premises, and who are known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 22nd day of March 2010.

/S/ Sherry Kruger

                                        Notary Public

My commission expires: June 5, 2012

ARCHER INVESTMENT SERIES TRUST

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ARCHER INVESTMENT SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Troy C. Patton and C. Richard Ropka as attorney for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 16th day of March, 2010.

/s/ Donald Orzeske

Donald Orzeske, Trustee

STATE OF INDIANA

)

) ss:

COUNTY OF HAMILTON

)

Before me, a Notary Public, in and for said county and state, personally appeared Donald Orzeske, Trustee, who represented that he is duly authorized in the premises, and who are known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 16th day of March 2010.

                                       /s/ Ashlee M. Simison

                                        Notary Public

My commission expires: March 11, 2017